UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Cambium Networks Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CAMBIUM NETWORKS CORPORATION

ADDITIONAL INFORMATION REGARDING THE 2020 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON WEDNESDAY, JUNE 3, 2020

This Notice of Change of Location (the “Notice”) supplements and relates to the proxy statement (the “Proxy Statement”) of Cambium Networks Corporation (the “Company”), dated April 24, 2020, furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for the 2020 Annual Meeting of Shareholders to be held on Wednesday, June 3, 2020 (including any adjournments or postponements, the “Annual Meeting”). This Notice is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about May 13, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT AND ORIGINAL NOTICE.

NOTICE OF CHANGE OF LOCATION OF

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON WEDNESDAY, JUNE 3, 2020 TO VIRTUAL FORMAT

The Company has determined that, due to the public health and safety concerns related to the novel coronavirus (COVID-19) pandemic and recommendations from government authorities, the location of Annual Meeting will be held in a virtual-only format.

As previously announced, the Annual Meeting will be held at 10:00 a.m. Pacific Time on Wednesday, June 3, 2020. Shareholders will not be able to attend the Annual Meeting in person. In order to attend the Annual Meeting virtually, shareholders must register in advance at https://www.proxydocs.com/CMBM prior to the deadline of 5:00 p.m. Eastern Time on June 1, 2020. You will be required to enter the control number found on your proxy card, voting instruction form or Notice of Electronic Availability that you previously received. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you to access the meeting and will permit you to submit questions during the meeting. You will also be permitted to submit questions at the time of registration. You may ask questions that are confined to matters properly before the Annual Meeting and of general Company concern.

We encourage you to access the meeting prior to the start time. Online access will open approximately at 9:45 a.m. Pacific Time, and you should allow ample time to log in to the meeting and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number included in the email you will receive before the meeting with your unique link allowing you to access the meeting. Should you need to vote during the meeting, before voting closes, instructions on how to submit your vote will also be included in the email.

As described in the proxy materials for the Annual Meeting that were previously distributed, shareholders are entitled to attend the Annual Meeting if they were a shareholder of the Company as of the close of business on April 9, 2020, the record date, or hold a legal proxy for the Annual Meeting provided by your bank, broker, or other holder of record as of the record date.

If you have not already voted your shares in advance, you may vote during the Annual Meeting by following the instructions available on the meeting website during the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting that were previously provided to you. The proxy card included with the materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting. The notice of the Annual Meeting, proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, are available at https://www.proxypush.com/CMBM.

Except as described above, this Notice does not modify, amend, supplement, or otherwise affect the Proxy Statement. This additional proxy material should be read with the Proxy Statement, and, from and after the date of this additional proxy material, any references to the “Proxy Statement” shall be deemed to include the Proxy Statement as revised hereby.

Cambium Networks Corporation Changes Its 2020 Annual Meeting of Shareholders

to a Virtual Format

Rolling Meadows, Ill – May 13, 2020 – Cambium Networks Corporation (the “Company”) (NASDAQ: CMBM), a leading provider of wireless networking infrastructure solutions, announced today that, due to the public health and safety concerns related to the novel coronavirus (COVID-19) pandemic and recommendations from government authorities, the location of the Company’s 2020 Annual Meeting of Shareholders (including any adjournments or postponements, the “Annual Meeting”) has been changed to a virtual-only format.

As previously announced, the Annual Meeting will be held at 10:00 a.m. Pacific Time on Wednesday, June 3, 2020. Shareholders will not be able to attend the Annual Meeting in person. In order to attend the Annual Meeting virtually, shareholders must register in advance at https://www.proxydocs.com/CMBM prior to the deadline of 5:00 p.m. Eastern Time on June 1, 2020. During the registration process, shareholders will be able to submit questions and upon completion, will receive an email with a link to access the virtual meeting site and information regarding voting and asking questions during the meeting. As described in the proxy materials for the Annual Meeting that were previously distributed, shareholders are entitled to attend the Annual Meeting if they were a shareholder of the Company as of the close of business on April 9, 2020. A notice regarding this change to a virtual meeting format (the “Notice”) is being filed with the Securities and Exchange Commission together with this press release. Additional information regarding the Annual Meeting, shareholder participation and voting is provided in the Notice.

About Cambium Networks

Cambium Networks is a leading global provider of wireless connectivity solutions that strengthen connections between people, places, and things. Specializing in providing an end-to-end wireless fabric of reliable, scalable, secure, cloud-managed platforms that perform under demanding conditions, Cambium Networks empowers service providers and enterprise, industrial and government network operators to build intelligent edge connectivity. Headquartered outside Chicago and with R&D centers in the U.S., U.K., and India, Cambium Networks sells through a range of trusted global distributors.

Contacts:

Investors:

Peter Schuman, IRC

Sr. Director Investor & Industry Analyst Relations

Cambium Networks

+1 (847) 264-2188

Peter.schuman@cambiumnetworks.com